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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR
                           TENDER OF ALL OUTSTANDING
                          6.625% SENIOR NOTES DUE 2006
                                IN EXCHANGE FOR
                     6.625% SERIES B SENIOR NOTES DUE 2006

                                       OF

                        THE DUN & BRADSTREET CORPORATION

     Registered holders of outstanding 6.625% Senior Notes due 2006 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 6.625% Series B Senior Notes due 2006 (the "Exchange Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

By Hand or Overnight Delivery:     Facsimile Transmissions:       By Registered or Certified
     The Bank of New York        (Eligible Institutions Only)               Mail:
      101 Barclay Street                (212) 815-6339               The Bank of New York
   Corporate Trust Services        To Confirm by Telephone          101 Barclay Street, 7E
             Window                or for Information Call:        New York, New York 10286
         Ground Level                   (212) 815-5942            Attention: Reorganization
  Attention: Reorganization                                                Section,
            Section,

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER
THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Guarantor Institution (as defined in the Letter of Transmittal), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the
Prospectus dated             , 2001 of The Dun & Bradstreet Corporation (the
"Prospectus"), receipt of which is hereby acknowledged.

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
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                                      DESCRIPTION OF OUTSTANDING NOTES TENDERED
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                                  NAME AND ADDRESS OF          CERTIFICATE NUMBER(S)
                                REGISTERED HOLDER AS IT         OF OUTSTANDING NOTES
                                     APPEARS ON THE                 TENDERED (OR                PRINCIPAL AMOUNT
          NAME OF                  OUTSTANDING NOTES             ACCOUNT NUMBER AT               OF OUTSTANDING
      TENDERING HOLDER               (PLEASE PRINT)             BOOK-ENTRY FACILITY)             NOTES TENDERED
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                                   SIGN HERE
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Name of Registered or Acting Holder:
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Signature(s):
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Name(s) (please print):
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Address:
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Telephone Number:
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Date:
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If Outstanding Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:
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Date:
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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
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                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Outstanding
Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

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
Name of Firm:
  -----------------------------------
                                              ------------------------------------------
                                              (AUTHORIZED SIGNATURE)
Address:                                      Title:
------------------------------------------    ------------------------------------------
                                              Name:
------------------------------------------    ------------------------------------------
(ZIP CODE)                                    (PLEASE TYPE OR PRINT)
Area Code and                                 Date:
                                              ------------------------------------------
Telephone No.:
  -----------------------------------

     NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.